Exhibit 99.2

Delta Air Lines Summary of Delta’s Analysis of US Airways’ Merger Proposal December 19, 2006

This presentation contains various forward-looking statements which represent the company’s estimates or expectations regarding future events. All forward-looking statements involve a number of risks and uncertainties that could cause the actual results to differ materially from the projected results. Additional information is contained in Delta’s Securities and Exchange Commission filings, including its Form 10-K filed with the SEC on March 29, 2006 and its Form 10-Q filed with the SEC on November 9, 2006. Caution should be taken not to place undue reliance on Delta’s forward-looking statements, which represent Delta’s views only as of the date of this presentation, and which Delta has no current intention to update. In this presentation, we will discuss certain non-GAAP financial measures in talking about our company’s performance. You can find the reconciliation of these measures to comparable GAAP measures in the appendix of this presentation. None of the statements contained herein are a solicitation of votes for or against any plan of reorganization. Any such solicitation shall only be made through a disclosure statement approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code. Safe Harbor

Executive Summary • Delta’s plan for emerging from bankruptcy provides creditors with value superior to the US Airways proposal-DOJ is not likely to approve the merger -proposed combination is highly anticompetitive and would harm consumers and communities-Overwhelming labor and cultural issues put merger at risk-US Airways claimed merger synergies based on flawed economic assumptions-Merger would create airline with the highest debt load in the industry-A US Airways merger would unwind Delta’s progress and result in excessive integration risk • US Airways/Delta merger would require an extended timeline that is uncertain and costly • US Airways would be a poor strategic fit for Delta

Standalone Plan Creates Significant Value • In the past 15 months, Delta has delivered on its commitments-Created financial stability-Transformed business mode l • Plan of reorganization positions Delta as a strong competitor on a standalone basis • Performance achieved through best-in-class CASM performance, coupled with dramatic improvement in unit revenues • Result is a plan that creates substantial value for our creditors and future shareholders • The value of the standalone plan is far superior to that offered by US Airways-Delta’s Board of Directors has rejected the US Airways’proposal

We are Delivering on our Commitments …having significant impact Three pillars of Delta’s Transformation plan ... Closing RASM Gap • Right-size domestic capacity • Greater international mix • Improved operations and customer service 1 Repair Balance Sheet • Improved liquidity • Unsecured debt, fleet & facility restructuring 2 Best-in-Class Costs • Improved productivity • Streamlined fleet • Renegotiated contracts 3 • Closing gap from 86% of industry average to 94%...will achieve industry parity by 2008 • Reduction of net debt from $17B to $7.6B in 2007…with continued reductions in future years • Eliminated approximately $2B from cost structure; best-in-class unit costs

Transformation progress…• Closing the revenue gap • Best-in-class cost structure • Top-tier operational performance • Award winning customer service • Highly engaged workforce…driving substantial financial improvement 9 months ended 9/30/06 YOY change in operating income(1)($M) 584 508 461 393 175 21 (16) 1,308 1,378We Have Achieved Great Progress Against Our Transformation Plan(1)SEC filings, Jan-Sep 2006 vs. Jan-Sep 2005

Delta’s Plan for Emerging from Bankruptcy Provides Creditors with Value Superior to the US Airways Proposal Labor Risk • Labor and cultural issues put merger at risk-Significant labor group integration challenges-Labor contract incompatibilities Regulatory Risk • DOJ not likely to approve the merger-Significantly reduces competition-Harms consumers and small communities Assumption Risk • US Airways claimed merger synergies premised on flawed economic assumptions Financial Risk • Merger would create airline with highest debt load in a fragile industry Integration Risk • Unwinds progress under Transformation Plan • Forces three-way integration of US Airways, America West and Delta5 Sources of Risk Reduce Value of US Airways’ Offer

DOJ Not Likely to Approve Proposed Merger Because it is Highly Anticompetitive • US Airways and Delta hubs and networks highly overlapping • US Airways/Delta merger would substantially reduce competition and would create-Nearly 2,000 incremental city pairs with over 90% US Airways/Delta passenger share-Over 9,500 city pairs with reductions of competition that create a presumption of market power under DOJ Merger Guidelines-12 nonstop monopoly routes-The largest carrier along the entire U.S. East Coast and the Mountain West • Proposed merger is far more anticompetitive than the attempted US Airways/United Airlines merger rejected by the DOJ after a 14-month review • Competitive problems with US Airways/Delta merger would not be solved by low cost carriers •Merger-related service reductions would have significant adverse impact on consumers and small communities Regulatory Risk

US Airways and Delta Hubs Completely Overlapping Phoenix (PHX)New York (JFK) Philadelphia (PHL) Pittsburgh (PIT) Cincinnati (CVG) Charlotte (CLT) 256 miles 94 miles 227 miles Salt Lake City (SLC) 508 miles 368 miles Las Vegas(LAS) Atlanta(ATL) Delta hub US Airways hub

US Airways’ domestic network US Airways/Delta’s combined domestic network Delta’s domestic network US Airways and Delta Have Overlapping Networks Source:US Airways merger proposal Regulatory Risk

Domestic International Total 1,402 8.8M $1.4B Number of city pairs Passengers per year affected Associated annual revenue 569 0.8M $0.2B 1,971 9.6M $1.6B Merger Would Create Nearly 2,000 Incremental City Pairs with More than 90% US Airways/Delta Passenger Share Note: All share calculations are based on passenger traffic; includes all non-directional city pairs recorded in DB1B from 2Q 2005to 2Q 2006; excludes US Airways and Delta locations that will not be serviced going forward based on the OAG November 2006 data Source:OAG November 2006; DB1B data -YE 2Q 2006Regulatory Risk

Merger Would Create 1,402 Incremental Domestic City Pairs With More than 90% US Airways/Delta Passenger Share ALLENTOWN ALBUQUERQUE ALBANY NANTUCKET AUGUSTA ALBANY To ANCHORAGE ALTOONA WATERTOWN ATLANTA AUGUSTA AUSTIN ASHEVILLE SCRANTON KALAMAZOO HARTFORD BRADFORD BAKERSFIELD BINGHAMTON BANGORBAR HARBOR BIRMINGHAM BILLINGS BECKLEY PRINCETON NASHVILLE BOISE BOSTON BRUNSWICK BUTTE BATON ROUGE BURLINGTON BUFFALO BURBANK BALTIMORE BOZEMAN COLUMBIA AKRONCEDAR CITY CHATTANOOGA CHARLOTTES VILLE CHARLESTON CEDAR RAPIDS CLEVELAND CHARLOTTE COLUMBUS COLORADO SPRNGS CASPER CORPUS CHRISTI CHARLESTON COLUMBUS CINCINNATI DAYTONA BEACH DAYTON WASHINGTON-DCA/IAD DENVER DALLAS-FORT WORTH DOTHAN DURAN GODES MOINES DETROIT DU BOISE AGLEEL KOEL PASOERIEEUGENE EVANSVILLE NEW BERN NEWARKKEY WEST To FAIRBANKS FRESNO FAYETTEVILLE KALISPELL FRANKLIN FLAG STAFF FORT LAUDERDALE FLORENCE FARMINGTON SIOUX FALLS GARDEN CITY SPOKANE GRAND JUNCTION GAINESVILLE GULFPORT GREEN BAY FT HOOD GRAND RAPIDS GREENSBORO GREENVILLE GREAT FALLS HAGERSTOWN LAKE HAVASUCITY WHITE PLAINS HUNTSVILLE ASHLAND NEW HAVEN HYANNISHAYS HOUSTON WICHITA IDAHO FALLS WILMINGTON INDIANAPOLIS WILLIAMSPORT ISLIP JACKSON JACKSON JACKSONVILLE NEW YORK-JFK/LGA JOHNSTOWN LANSING LAS VEGAS LOS ANGELES LEBANON LEXINGTON LAFAYETTE LONG BEACH LITTLE ROCK LANCASTER GREENBRIER LEWISTON LYNCHBURG KANSAS CITY ORLANDO HARRISBURG MERIDIAN MEMPHIS MISSION/MCALLEN MEDFORD MONTGOMERY MANHATTAN MANCHESTER MIAMI MILWAUKEE MELBOURNE MONROE MOBILE SALINAS/MONTEREY MADISON MISS OULAMINN /ST PAUL MASSENA NEW ORLEANS MARTHA'S VINEYARD MYRTLE BEACH JACKSONVILLE OAKLAND To KAHULUI OKLAHOMA CITY OMAHA ONTARIO CHICAGO-ORD NORFOLK WEST PALM BEACH PORTLAND PANAMA CITY GREENVILLE NEWPORT NEWS PHILADELPHIA PHOENIX PITTSBURGH PENSACOLA PRESQUE ISLEPALM SPRINGS PROVIDENCE PORTLAND BEND/REDMOND RALEIGH/DURHAM RICHMOND ROCKLAND RENOROANOKE ROCHESTER FORT MYERS SAN DIEGO SAVANNAH SANTA BARBARA SOUTHBEND SAN LUIS OBISPO SALISBURY STATE COLLEGE LOUISVILLE SEATTLE SAN FRANCISCO SPRINGFIELD STAUNTON SHREVEPORT SAN JOSE SAN JUAN SALT LAKE CITYS ALINA SACRAMENTO ORANGE COUNTY SARASOTA ST LOUIS ST THOMAS ST CROIX SUN VALLEY NEWBURGH SYRACUSE TALLAHASSEE TOLEDO TAMPA BRISTOL TULSA TUCSON TWIN FALLS KNOXVILLE VALDOSTA FORT WALTON BEACH WEST YELLOWSTONE FAYETTEVILLEY UMA To KAHULUI Regulatory Risk Note: All share calculations are based on passenger traffic; includes all non-directional city pairs recorded in DB1B from 2Q 2005 to 2Q 2006; excludes US Airways and Delta locations that will not be served going forward based on the OAG November 2006 data; excludes airports that neither US Airways nor Delta serve to account for code share agreements Source:OAG November 2006; DB1B data -YE 2Q 2006

Merger Would Create 569 Incremental International City Pairs With More than 90% US Airways/Delta Passenger Share ALLENTOWN NANTUCKET AUGUSTA ALBANY AMSTERDAM ANTIGUA WATERTOWN ATLANTA ARUBA ASHEVILLE SCRANTON BARCELONA HAMILTON HARTFORD BAKERSFIELD BARBADOS/BRIDGETOWN BINGHAMTON BANGOR BIRMINGHAM BILLINGS BOISE To MUMBAI BOSTON BRUSSELS BUDAPEST BUFFALO BELIZE CITY COLUMBIA AKRON CEDAR CITY PARIS-CDG CHATTANOOGA CHARLOTTESVILLE CHARLESTON CLEVELAND CHARLOTTE COLORADO SPRINGS CHARLESTON CANCUN CINCINNATI COZUMEL DAYTON WASHINGTON-DCA DUBLIN DÜSSELDORF EDINBURG HERIEEUGENE NEW BERN FAYETTEVILLE ROME FORT LAUDERDALE FLORENCE FREE PORT FRANKFURT GARDEN CITYGRAND CAYMAN GUADALAJARA SPOKANEGRAND JUNCTION GAINESVILLE GULFPORT GRAND RAPIDS GREENSBORO GREENVILLE GUATEMALA CITY GUAY MASHER MOSILLO WHITE PLAINS HUNTSVILLE ASHLAND NEW HAVEN IDAHO FALLS WILMINGTON INDIANAPOLISIS LIPISTANBUL JACKSON JACKSONVILLE KIEV KINGSTON LOS ANGELES LEXINGTON NEW YORK-LA GUARDIA LONDON-LGWLIBERIA LITTLE ROCKLYNCHBURG MADRID MANCHESTER MONTEGO BAY HARRISBURG MEMPHIS MEXICO CITY MONTGOMERY MANCHESTER MILWAUKEE MOBILE MONTERREY MUNICH MILAN MYRTLE BEACH MAZATLAN NASSAUNICE JACKSONVILLE OAKLAND OKLAHOMA CITY ONTARIO NORFOLK WEST PALM BEACH NEWPORT NEWS PHILADELPHIA POCATELLO PITTSBURGH PROVIDENC IALES PENSACOLAPA SCO/KENNEWICK PALM SPRINGS PANAMA CITY PUNTA CANA PROVIDENCE PUERTO VALLARTA PORTLAND ROANOKE ROCHESTER FORT MYERS ROATANSAN SALVADORSAN DIEGOSAVANNAH SANTA BARBARA SOUTH BEND STATE COLLEGE To SANTIA GOLOUISVILLESANTO DOMINGOSAN JOSELOS CABOSSAN JOSEST KITTSSALT LAKE CITYORANGE COUNTY SHANNON SARASOTA STUTTGART ST MAARTEN SYRACUSE TALLAHASSEE To TEL AVIV BRISTOL TWIN FALLS BERLIN-TXLKNOXVILLEST LUCIA VENICE FAYETTEVILLE FREDERICTONHALIFAXOTTAWA MONTREAL VANCOUVER TORONTO ZÜRICH Regulatory Risk Note: All share calculations are based on passenger traffic; includes all non-directional city pairs recorded in DB1B from 2Q 2005 to 2Q 2006; excludes US Airways and Delta locations that will not be served going forward based on the OAG November 2006 data; excludes airports that neither US Airways nor Delta serve to account for code share agreements Source:OAG November 2006; DB1B data -YE 2Q 2006

Regulatory Risk

Merger Would Create Presumption of Market Power Under DOJ Merger Guidelines for More Than 9,500 City Pairs

Mergers That Create or Enhance Market Power Are Challenged By DOJ


Number of highly concentrated city pairs impacted (HHI>1,800)
3,000
1,500
0
1,321
1,965
2,625
1,471
1,313
886
100-200
201-500
501-1,500
1,501-2,500
2,501-4,000
>4,000
Absolute HHI increase

DOJ Merger Guidelines state that increases of more than 100 HHI points (Herfindahl-Hirschman Index) in highly concentrated markets (HHI>1,800) creates a presumption that the merger is likely to create or enhance market power or facilitate its exercise

This merger would create presumption of market power in city pairs accounting for 26% out of 36,257 city pairs served by US Airways/Delta impacting <u>140M passengers and $24B in revenue per year</u>

Note: Herfindahl-Hirschman Index (HHI) is a common measure of market concentration used in antitrust analysis; includes all non-directional city pairs recorded in DB1B from 2Q 2005 to 2Q 2006 with an original HHI >1,800; excludes US Airways and Delta locations that will not be served going forward based on the OAG November 2006 data; excludes airports that neither US Airways nor Delta serve to account for codeshare agreements

Source: OAG November 2006; DB1B data - YE 2Q 2006; Department of Justice Antitrust Division

Delta

13

US Airways and Delta Have 31 Overlapping Nonstop Domestic Routes Regulatory Risk12 of Which Would Become Monopoly Routes Due to the Merger Overlapping & monopoly routes US Airways/Delta merger would directly reduce competition on these routes impacting 11.6M annual passengers and accounting for $1.6B in annual revenue US Airways/Delta merger would directly reduce competition on these routes impacting 11.6 M annual passengers and accounting for $1.6B in annual revenue Monopoly routes Phoenix Las Vegas Fort Lauderdale Orlando Salt Lake City Key West Atlanta Charlotte Charleston Huntsville Savannah Greenville/Spartanburg Greensboro Raleigh/Durham Columbus Boston New York -JFK Washington Cincinnati Richmond Portland Philadelphia Myrtle Beach New York -LGA Note: Accounts for new announced services Source:OAG November 2006; DB1B data -YE 2Q 2006 Atlanta Atlanta Atlanta Atlanta Atlanta Boston Boston Boston Boston Boston Charleston Charlotte Charlotte Columbus Columbus Cincinnati Washington, DC Washington, DC Washington, DC Key West Fort Lauderdale Greensboro Grnvlle/Spartnbrg NY-JFK Las Vegas Las Vegas NY -LaGuardia NY -LaGuardia NY -LaGuardia NY -LaGuardia Phoenix Charlotte Washington, DC Las Vegas Philadelphia Phoenix Washington, DC Las Vegas NY -LaGuardia Myrtle Beach Savannah NY -LaGuardia Cincinnati NY -LaGuardia Washington, DCNY -LaGuardia Philadelphia Huntsville NY -LaGuardia Savannah Orlando Las Vegas NY -LaGuardia NY -LaGuardia Las Vegas Orlando Salt Lake City Portland Raleigh/Durham Richmond Savannah Salt Lake City-------------------------------

Overlapping Networks Would Significantly Reduce Competition on Several Fronts • In terms of passenger share, US Airways/Delta would be the largest carrier in several areas-Largest carrier along the entire East Coast and the Mountain West-Largest carrier in 23 states—more than any other carrier in the US • US Airways/Delta would also have greater than 65% passenger share in over 71 cities in the US-Majority of these cities are along the East Coast-None of these cities has a significant low cost carrier presence Source:OAG November 2006; DB1B data -YE 2Q 2006 Regulatory Risk

Merger Would Substantially Reduce Competition at Boston, New York-LaGuardia, and Washington-Reagan National Airports Combined Entity Would Have Significant Share Advantage Over Nearest Competitor BOS DCA LGA Note: Share position analysis based on passenger traffic; American Airlines represents US Airways/Delta’s nearest competitor at BOS, LGA, and DCASource:DB1B data -YE 2Q 2006; Department of Justice US Airways/Delta passenger share position 38.4 17.0 39.6 24.5 48.5 16.6 2.9x 1.6x 2.3x Nearest competitor US Airways/ Delta Nearest competitor US Airways/ Delta Nearest competitor US Airways/ Delta Number of non-stop routes where merger would reduce competition from... 2 to 1 carrier3 to 2 carriers Total 2 to 1 carrier3 to 2 carriers Tota l2 to 1 carrier 3 to 2 carriers Total 2 5 7 7 5 1 2 3 3 6

Regulatory Risk

Proposed Merger Is Far More Anticompetitive Than the Attempted US Airways/ United Airlines Merger Rejected by the DOJ After a 14-Month Investigation

Criteria	US Airways/Delta (2006)		US Airways/United Airlines (2001)
Incremental city pairs with more than 90% passenger share	1,971	← 3.5x higher →	558
City pairs creating presumption of market power under DOJ Merger Guidelines • Number of highly concentrated[(1)] city pairs with an HHI[(2)] change ≥ 100	9,581	← 2.7x higher →	3,529
Overlapping nonstop routes • Number of overlapping nonstop domestic routes	31	← 1.5x higher →	21
Overlapping hubs • Overview of overlapping hubs	• Atlanta – Charlotte • Pittsburgh – Cincinnati • Philadelphia – NY/JFK • Phoenix/Las Vegas – Salt Lake City	← 4x more →	• Baltimore – Washington Dulles – Philadelphia/ Pittsburgh

(1) Highly concentrated markets have a HHI of ≥1,800
(2) HHI = Herfindahl-Hirschman Index
Source: DB1B data YE 2Q 2006, YE 2Q 2001 and YE 2Q 2006; OAG 4Q 2000, 2Q 2001, and November 2006

Delta

17

Low Cost Carriers Would Not Solve Competitive Problems • US Airways/Delta would be the largest carrier in 127 small communities-Reduction of service likely for these 127 small communities-Reduction in competition likely to result in increased fares or loss of service based on previous actions following the US Airways/America West merger • Low cost carriers avoid serving small communities-Only 14 of these 127 cities have low cost carrier service today-Only 17 of the remaining 113 cities are within 60 miles of an airport served by low cost carriers-Low cost carrier growth since 2000 has focused on large and medium markets-Despite significant growth in number of markets served (67% since 2000), low cost carriers have made very limited entries into small and non-hub markets Note: Small communities as categorized by the FAA (small and non-hub airports)Source:DB1B data -YE 2Q 2006; OAG 1Q 2000 and November 2006Regulatory Risk

US Airways/America West Merger Led to Reduction of Service in Small Communities US Airways/Delta Merger Would Result in Even Greater Reductions(1) Based on OAG May 2005 and May 2006 data Note: “Small communities” as categorized by the FAA (small and non-hub airports) 5 26 66 97 0 20 40 60 80 100 120 Small/non-hub cities with service gains Small/non-hub cities with no change in service Small/non-hub cities with service decreases Total small/non-hub cities served US Airways’ small community service changes after America West merger(1)Number of cities Regulatory Risk

Since Its Merger with America West, US Airways Has Raised Fares More than Competitors (1) Based on average fare increases for American Airlines, Continental Airlines, Delta Air Lines, Northwest Airlines and United Airlines Source: DB1B data -2Q 2005 and 2Q 2006 US Airways average fares increased nearly 2 times that of other legacy carriers (1) US Airways has increased average fares in almost 4 times as many markets as it has lowered them14.4 24.3 0 10 20 30 US Airways Average for the other legacy carriers YOY average market fare change (%)2Q 05 vs. 2Q 06 -weighted by traffic 1,742 6,599 0 2500 5000 7500 Fare increases Fare decreases Number of routes2Q 05 vs. 2Q 06Regulatory Risk

Low Cost Carriers Avoid Serving Small Communities(1) Measured by average daily departures Note: Includes all markets served by Southwest, AirTran, Frontier, and JetBlue; airport segmentation as per FAA classification Source:OAG 1Q 2000 and November 2006Despite significant growth in number of markets served (67% since 2000), low cost carriers have made very limited entries into small and non-hub markets Despite significant growth in number of markets served (67% since 2000), low cost carriers have made very limited entries into small and non-hub markets 275 1,213 1,291 4 389 2,485 1,652 7 0 500 1,000 1,500 2,000 2,500 3,000 Domestic cities served by low cost carriers(1)Evolution of low cost carrier service by market type 2000 2006 Non-hub < 0.5M passengers/year Small 0.5M-1.75M passengers/year Medium 1.75M-7.0M passengers/year Large >7.0M passengers/year Low Cost Carrier Growth Since 2000 has Focused on Large and Medium Markets Regulatory Risk

Proposed Merger Would Likely Be Challenged by Regulators Conclusion • Proposed merger is anticompetitive because of-Overlapping networks-Significant reduction of competition on thousands of city pairs-Domination of more than 70 cities and 3 key East Coast airports • Proposed merger would be more anticompetitive than the attempted US Airways/United Airlines merger in terms of-Dominated city pairs-Unacceptable decreases in competition-Overlapping nonstop routes-Overlapping hubs • Contrary to US Airways’ claims, these competitive problems would not be solved by-Low cost carrier entry-Claimed efficiencies-Divestitures Regulatory Risk US Airways/Delta merger will have serious adverse consequences for consumers and small communities US Airways/Delta merger will have serious adverse consequences for consumers and small communities

US Airways Has Significantly Understated the Labor and Cultural Risk of the Proposed Merger

Labor Risk

- Labor integration still not complete between America West and US Airways
  - Only recently started arbitration process for integrating America West/US Airways pilot seniority lists
  - US Airways has completed only one labor contract covering a merged employee group
- Labor issues surrounding Delta transaction are overwhelming – the transaction would present
  - 9 disputes over union representation
  - 10 disputes over seniority integration
  - 9 negotiations (potentially) for single labor agreements
- With a ~10% capacity and ~180 aircraft reduction, labor implications would be significant
  - ~10,000 jobs eliminated(1)
  - ~900 mainline pilot jobs eliminated(1)

(1) Company analysis

Delta

23

Labor Risk

Merger "Synergies" at the Expense of Employees

Merger would result in the loss of ~10,000 jobs and ~180 aircraft

- Impact on seniority and job security of the remaining employees would have serious consequences
  - Hostile workforce, potential job actions
  - Poor customer service
  - Inefficient operations

Proposed reduction of flying is incompatible with the Delta pilot contract

- Delta pilot contract does not allow for a reduction of scheduled pilot block hours below pre-merger levels
  - Directly conflicts with US Airways' proposal to reduce capacity of the combined network by ~10%
  - Cannot achieve synergies as proposed

Negative labor synergies of the proposed merger outweigh proposed cost synergies

Delta

24

“This failure [to integrate US Airways and America West] calls into question their ability to successfully merge three airlines, continue to serve their passengers, deliver dividends to their investors, and maintain a motivated employee base .”John McIlvenna, America West Master Executive Council Chairman, December 2006Employees Opposed to a US Airways/Delta Merger Labor unrest poses a substantial risk to consummating the proposed merger Labor unrest poses a substantial risk to consummating the proposed merger Labor Risk “The US Airways hostile merger attempt represents an extreme threat to the careers of all the Delta employees .”Delta pilots in letter to employees, 12/5/06 “We are against this merger...we’re going to stop this merger. ”Lee Moak, Delta’s ALPA Master Executive Council Chairman, AP Report, 12/6/06“This is truly the fight for the soul of a company that is a very special company... There's always been a close relationship between our management...and our people, and we have a strong and clear interest in preserving the Delta culture .”Christopher Muise, Delta Board Council Member, The Boston Globe, 11/23/06

Proposed Merger Synergies Premised On US Airways’ Flawed Economic Assumptions • Merger benefits premised on reducing capacity of the combined airlines by 10% -As a result, total revenues will be less than the sum of the two standalone carriers-Assumes an unachievable level of fixed cost savings without the elimination of hubs or furlough of employees-This is an unrealistic assumption -benefits are overstated and unsustainable • Substantial network synergies have already been realized through Delta’s Transformation Plan • US Airways cost savings unrealistic as currently portrayed • One-time costs would exceed $1B • Additionally, many negative synergies are not reflected in US Airways’ projections, further reducing merger value-Increased fleet complexity-Loss of alliance value-Decline in customer service-Labor cost negative synergies associated with integration Assumption Risk Also Excludes Significant Negative Synergies

Merger Benefits Premised on Reducing Capacity of the Combined Airlines Assumption Risk Combination Creates No New Revenue Sources...would drive a net revenue reduction Substantial capacity cuts... •~10% combined capacity reduction • Reduction of ~180 aircraft • Divestiture of shuttle • Reduction of hub departures • Reduced service from small communities Revenues US Airways stand alone Delta standalone Net revenue reduction Combined entity

$935M Net capacity-related revenue reduction Capacity-related cost reduction Presence Total Network Benefits are Overstated and Not Sustainable US Airways’ claimed network synergies Assumption Risk “Capacity” synergies $777M “S-curve” synergies $158M • Vast majority of total costs assumed eliminated without-Closing a hub-Canceling cities-Furloughing employees-Eliminating fleet types Revenue assumptions are unrealistic......and cost assumptions are not credible • No competitive backfill impact • No impact from loss of alliance benefits • Fail to account for fundamental improvement in Delta’s performance over the past twelve months Source: US Airways

Substantial Network Synergies Have Already Been Realized Through Delta’s Transformation Plan Assumption Risk US Airways’ Model Discounts Recent Performance Mainline RASM performance (1) (3Q 06 vs. 3Q 05, % change) (1) SEC filings, Length-of-haul adjusted 17.1 10.0 9.4 9.2 9.2 9.2 8.4 6.2 3.7 • Delta’s RASM improvement leading the industry • Much of the RASM-based synergy value assumed by US Airways has already been captured by Delta alone

Increased Costs Are More Likely than US Airways' Projected Savings of $710M

Assumption Risk

	Cost synergies		
Cost category	US Airways' estimate ($M)	Delta estimate ($M)	Difference ($M)
Information Systems	200	110	(90)
Overhead	150	75	(75)
Facilities	100	25-60	(40)-(75)
Other Expenses	350	65	(285)
Labor	(90)	(400) – (600)*	(310) – (510)
Total Cost Synergies	710	(90) – (325)	(800) – (1,035)

<u>One example: Selling expenses</u>

US Airways asserted $250M in selling synergies ("Move Delta's selling expense CASM of 0.60 closer to US Airways' 0.45")

US Airways overstated CASM gap by $100M
- US Airways selling expense CASM is 0.49, not 0.45(1)

Delta's international mix explains remainder of selling expense gap
- Delta carries 2.5x the international traffic of US Airways
- International commissions and booking fees higher

* Excludes costs related to Delta pilot contract provision which prohibits a reduction of scheduled pilot block hours from pre-merger levels
(1) America West alone is 0.45; twelve months ended 9/30/06. DL CASM is 0.59 for same period
Source: MIDT; usairways.com; US Airways presentation; Company analysis

Delta

30

US Airways Likely Understating One-Time Costs That Delta Estimates Exceed $1 Billion Assumption Risk 240 1125 60 60 290 200 300 130 65 200 1,185 0 250 500 750 1,000 1,2501,500 IT transition Termination of credit card agreement Operations Labor Contracts/Other Contingency Total $M(1) • Delta assumes transition to US Airways’ technology platform • Assumes termination of US Airways’ Juniper credit card agreement • Assumes tech operations integration and conversion of US Airways fleet and airport locations to match Delta brand • Delta includes crew training events and costs, employee severance and relocation • Includes professional fees, termination payments for HR contracts, and reservations lease buy-outs • Contingency in case of significant disruption following merger (e.g., labor, reservations system) 123456123456(1)In addition, merger would require another $325M cash outflow for repayment of pre-paid miles Source: US Airways, SEC filings(1)(1)

Additional Negative Synergies Are Not Reflected in US Airways' Projections

Assumption Risk

Increased fleet complexity	• Merger combines two different fleets – Boeing and Airbus fleet - No common aircraft/engine combination between the two fleets • Increased fleet complexity would add six steps to the pilot training ladder
Divestiture of high-value assets	• Divestitures of slots and gates at New York-LaGuardia and Washington-Reagan National airports would be larger than US Airways suggests - US Airways/Delta would operate 2x more slots than next largest carrier at LGA - US Airways/Delta would operate 4x more slots than next largest carrier at DCA
Competitive backfill	• US Airways does not account for negative impact on RASM and revenue from competitive backfill in major markets from 10% capacity reduction - Implies negative revenue impact of $290 - $370M
Loss of domestic and international alliances	• Delta loss of Northwest/Continental/Alaska alliances • US Airways loss of United alliance • Combined entity loss of either Star or SkyTeam alliance
Decreased customer service	• Delta's customer service rated #1 or #2 in every J.D. Power customer service dimension • Brand image and revenues likely to suffer when combined with US Airways' sub-standard service – costing the combined carrier loyal and valued customers

Source: Company analysis

Delta

32

Assumption Risk

Merger Would Create a Mismatched Fleet

Merger would increase fleet complexity…

	Delta before Chapter 11	*Delta today*	*US Airways/ Delta*
Short-haul domestic	737-200 737-300 737-300G MD-88 MD-90	MD-88 MD-90	737-300 737-400 MD-88 MD-90
Long-haul domestic	737-800 757-200 767-200 767-300 767-300ER 767-400	737-800 757-200 767-300	A319 A320 737-800 A321 757-200 767-300
Transoceanic	MD-11 767-300ER 777-200	767-300ER 767-400ER 777-200	767-200ER 767-300ER A330 767-400ER 777-200

More fleet types than Delta pre-bankruptcy

…driving increased crew training events and costs

Pilot Training Ladder Today

First Officer	Captain
MD88/90 (New Pilot) — Step 1	MD88/90 — Step 6
737-800 — Step 2	737-800 — Step 7
757/767 Dom — Step 3	757/767 Dom — Step 8
757/767 Intl — Step 4	757/767 Intl — Step 9
764/777 — Step 5	764/777 — Step 10

US+HP+DL Pilot Training Ladder

First Officer	Captain
737-300/400 (New Pilot) — Step 1	737-300/400 — Step 9
MD88/90 — Step 2	MD88/90 — Step 10
737-800 — Step 3	737-800 — Step 11
A320 — Step 4	A320 — Step 12
757/767 Dom — Step 5	757/767 Dom — Step 13
757/767 Int'l — Step 6	757/767 Int'l — Step 14
A330 — Step 7	A330 — Step 15
764/777 — Step 8	764/777 — Step 16

Fleet types added through merger

Much more complex (and costly) pilot training pipeline

Note: Delta analysis based on US Airways' and Delta's mainline fleets

Delta

33

Required Slot and Gate Divestitures at Key East Coast Airports Larger than US Airways Suggests

Assumption Risk

Already Attracting Interest of Low Cost Carriers

New York-LaGuardia
Operating Slots by Carrier



US Airways/Delta slots after shuttle divestiture
Slots
800
400
0
650
586
256
56
48
38
26
16
0
108
US/DL current
AA
UA
NW
CO
FL
B6
WN
All Other

Combined US Airways/Delta would operate over 2x more slots than next largest carrier

"We would be very interested in any assets that are divested"

–Southwest CEO Gary Kelley, Wall Street Journal, 11/21/2006

Washington-Reagan National
Operating Slots by Carrier



US Airways/Delta slots after shuttle divestiture
Slots
600
300
0
508
476
120
50
46
32
10
0
0
62
US/DL current
AA
NW
CO
UA
FL
B6
WN
All Other

Combined US Airways/Delta would operate nearly 4x more slots than the next largest carrier

"We are interested in assets, obviously. The ones in particular we'd be interested in would be LaGuardia and DCA."

–JetBlue CEO David Neeleman, Reuters, 12/5/2006

Note: One slot refers to one arrival or one departure
US – US Airways; DL – Delta Air Lines; AA – American Airlines; UA – United Airlines; NW – Northwest Airlines; CO – Continental Airlines; FL – AirTran Airways; B6 – JetBlue Airways; WN – Southwest Airlines
Source: OAG November 2006, snapshot of operating performance, November 17, 2006

US Airways ■ Delta

Delta

34

Source: J.D. Power and Associates 2006Going from Best to Worst an Additional Revenue Risk Reservation Overall J.D. Power Ranking Cost and Fees Score In flight Service Flight Crew Aircraft Condition/ Cleanliness Boarding/ Deplaning/ Baggage Low Ranking High Assumption Risk Delta’s Top Rated Customer Service Likely to Suffer As a Result of Merger

Deal Structure Would Create the Highest Debt Load in the Industry Financial Risk Reverses Restructuring of Balance Sheet 8.1 11.1 12.4 13.5 18.1 18.6 23.2 ProposedUS Airways /Delta Merger Delta 2005AmericanUnitedContinentalDelta Plan US Airways Adjusted Total Debt By Carrier(1)Adjusted total debt($B) (1)Includes on-balance sheet debt plus 7x LTM aircraft rent as of 9/30/06; Delta 2005 data as of 6/30/2005; Delta plan assumes 4/30/07 emergence Source: SEC filings, Company analysis

US Airways Merger Would Unwind Delta’s Progress and Result in Excessive Integration Risk • Merger would reverse improvements gained through Transformation Plan-Reverses international diversification efforts-Substantially increases fleet complexity and increases training pipeline • Merger would involve integration of three airlines -US Airways/America West merger not nearing completion, as management claims-Virtually all labor contracts remain in negotiation-IT consolidation proving more difficult than anticipated Integration Risk

Although Doug Parker Stated That the America West/ US Airways Integration Was On Track, SEC Filings Disagree

Integration Risk

In the Spring of 2006, Parker took an optimistic stance on integration efforts...

- "We are exceptionally pleased with where we are"(1)
  - Doug Parker, CEO US Airways (March 2006)
- "We are making tremendous progress with our integration in all areas"(1)
  - Doug Parker, CEO US Airways (March 2006)

..but a recent SEC filing(2) told the real story

- "We have encountered complications and difficulties in integrating some of the Company's automated systems and have not completed those integration efforts, including efforts to combine our two computerized airline reservation systems..."
- "[US Airways/America West] face significant challenges in consolidating functions, integrating their organizations, procedures and operations in a timely and efficient manner and retaining key Company personnel..."
- "Some of our unions have brought grievance arbitrations in the context of the labor integration process. Unions may bring additional court actions or grievance arbitrations and may seek to compel us to engage in the bargaining process..."

(1) The Wall Street Journal, March 7, 2006
(2) US Airways 10-Q for quarter ended September 30, 2006

Delta

38

Extended Timeline for US Airways/Delta Merger Would Be Uncertain and Costly

Standalone Plan on Track; Merger Scenario Would Significantly Delay Exit


1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
Delta standalone (current plan)
Emerge Spring 2007 (~4 months)
US Airways' suggested merger timeline
Emerge/close in 1H07 (~6.5 months)
Delta estimated merger timeline
Time of emergence unclear (Delta estimate minimum 12 months for regulatory review)
Additional restructuring activities would lengthen timeline past regulatory review

Critical activities required to emerge/close in merger scenario

1. Due diligence and negotiation
2. Merger agreement
3. HSR/EU/DOT(1) filing
4. Bankruptcy court approval of auction procedures
5. Auction period
6. HSR period
7. Vendor contract renegotiation period
8. Prepare and file POR+DS(2)
9. DS hearing
10. Filing of proxy with SEC
11. Shareholder approval
12. Solicitation period
13. Confirmation hearing
14. Close/exit

☐ Additional activities required for Delta to emerge from bankruptcy under US Airways proposal

(1) Hart-Scott-Rodino/European Union/Department of Transportation; (2) Plan of Reorganization and Disclosure Statement

Delta

39

US Airways Would Be a Poor Strategic Fit for Delta Provides no “new” value • Highly overlapping networks create “synergies” by shrinking -therefore, combination does not offer new value to customers Unwinds progress made against Transformation • Reverses international revenue diversification strategy • Increases fleet complexity • Puts at risk the gains made in operational and customer service performance • Loads up the balance sheet with debt Does not create competitive advantage • Does not close existing gaps in each network (e.g. West Coast, Asia) • Combined entity would be left in a weak strategic position

Non-GAAP to GAAP Reconciliation Appendix

Length-of-Haul Adjusted Consolidated Passenger RASM Month Ended October 31, 2005 Consolidated Passenger revenue (in millions) (1) 1,190 $ Available Seat Miles (ASMs) (in millions) (1) 12,941 Passenger RASM 9.20 ¢ LOH adjustment to industry average (0.58) LOH adjusted Passenger RASM (2) 8.62 ¢ Industry Passenger RASM 10.05 ¢ LOH adjusted Passenger RASM as a percentage of industry 86% (1)These financial measures exclude Delta's charter business. (2) Delta presents length-of-haul adjusted PRASM because management believes this provides a more meaningful representation of unit revenue due to changes in Delta's route network. 42

Mainline Length-of-Haul Adjusted Passenger RASM 2006 2005 Mainline passenger revenue (in millions) (1) 3,207 $ 3,022 $ Available Seat Miles (ASMs) (in millions) (1) 33,582 35,040 Mainline passenger RASM 9.55 ¢ 8.62 ¢ LOH adjustment to industry average- (0.47) LOH adjusted passenger RASM 9.55 ¢ 8.15 ¢ % Performance Improvement vs. 2005 17.1% (1)The above financial measures exclude Delta's charter business. Three Months Ended September 30, 43

Net Debt(in millions)Long-term debt and capital leases14,082 $ Aircraft rent for the twelve months ended June 30, 2005647 $ Multiplied by 77 Implied aircraft debt 4,529 Total debt (1) 18,611 $ Less: Cash and cash equivalents (1,341) Short-term investments (330) Total cash and cash equivalents and short-term investments (1,671) Net debt (1) 16,940 $ June 30, 2005 (1) Delta uses total debt, including aircraft rent, in addition to long-term debt and capital leases, to present estimated financial obligations. Delta reduces total debt by cash and cash equivalents and short-term investments to present the amount of additional assets needed to satisfy debt. 44